MODIFYING AGREEMENT SUBSCRIBED BY A) HECTOR MANUEL CERVANTES SOTO, PER HIS OWN RIGHT AND ACTING IN REPRESENTATION OF JOSE FRANCISCO RUBIO, JOSE FILEMON CERVANTES SOTO NAD IRAM CERVANTES SOTO (THE "SELLER") AND B) CORPORACION AMERMIN, S. A. DE C. V., REPRESENTED IN THIS ACT BY RAMIRO TREVIZO GONZALEZ IN HIS PERSONALITY AS LEGAL REPRESENTATIVE (THE "PURCHASER"), JOINTLY NAMED THE "PARTIES", IN ACCORDANCE WITH THE FOLLOWING PREVIOUS RECORDS, DECLARATIONS AND CLAUSES.

PREVIOUS RECORDS

I.

On the 25th November 2008, the SELLER subscribed with the PURCHASER an Agreement of Advanced Termination and Reciprocal Quittance by virtue ofwhich, among other terms and conditions, the PARTIES decided to terminate in advance their mercantile relationship that up to that date they held regarding variousmining concessions integrated into the project known as "Choix", the BUSINESS, documented through several contracts and modifying agreements, in addition to extending to each other reciprocally a quittance per such a concept, the AGREEMENT. An ordinary copy of said instrument that includes the totality of the contracts and agreements subscribed between the PARTIES in relation to the BUSINESS is attached to this present instrument as Annex I for the purpose of clarity and certitude;

II.

For purposes of formality, the subscription of the AGREEMENT by the PARTIES was ratified on the 25 th November 2008 before testimony of Mrs. Elsa Ordonez Ordonez Attorney at Law, applicant to the Notary Public Office and assigned to Public Notary number 28 of the Morelos Judicial District of the State of Chihuahua and acting notary per license of the its Title Holder, Mr. Felipe Colomo Castro, Attorney at Law, and said instrument was taken notice of in the corresponding act in Volume XIV of the Book of Registrations Out of Protocol under number 16,267 and dated 25th November 2008;

III.     Due to an involuntary mistake PARTIES did not relate in the Previous Records and Clauses of the AGREEMENT the fact that, of the total price to be paid for the transfer of rights of the respective mining rights, fixed at an amount of $800,000.00 Dollars (Eight hundred thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $920,000.00 Dollars (Nine hundred twenty thousand Dollars 00/100 in United States currency) (the INITIAL PRICE), it should have been reduced by an amount of $60,869.57 Dollars (Sixty thousand eight hundred and sixty nine Dollars 57/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $70,000.00 Dollars (Seventy thousand Dollars in United States currency), taking into account that the mining rights derived from the concession on the "Pilar de Mocoribo" had been left out as part of the object of the BUSINESS, the PRICE REDUCTION

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.

.

IV.

Likewise, as a consequence of the involuntary mistake before mentioned,  PARTIES omitted to relate in the Previous Records and in the Clauses of the AGREEMENT that from the INITIAL PRICE mentioned should have been deducted in addition to the payment obligation by the PURCHASER the amount of $388,043.48 Dollars (Three hundred eighty eight thousand and forty three Dollars 48/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $446,250.00 Dollars (Four hundred forty six thousand two hundred and fifty Dollars 00/100 in United States currency), as such an amount had already been delivered to Miguel Angel Cervantes Soto in his personality as Sole Administrator of the corporation named Minas de Topago, S. A. de C. V., by the PURCHASER prior to the 25th November 2008 per the concept of the judicial business on such a date and likewise terminated regarding the mining project celebrated with Minas de Topago, S. A. de C. V:, in relation with the mining concessions that cover the rights derived from the mining lots "La Colmena" (title 181,965), "La Millonaria" (title 196,120), "Cuitlahuac" (title 191,845) and "La Mexicana'' (title 211,981) and that the SELLER had expressly accepted to assume the obligation of compensating such an amount against the payment obligation of the INITIAL PRICE in favor of the PURCHASER (the COMPENSATED PRICE);

V.

Derived from the need to document adequately the adjustments before mentioned, in recent days PARTIES agreed to expressly modify some of the terms and conditions of the AGREEMENT, and;

VI.

And so, the PARTIES decided to subscribe this present agreement for all legal effects that might arise with the purpose of modifying the content of the AGREEMENT because it so convenes to the interests of both.

DECLARATIONS

1.

The SELLER declares, per his own right and in representation on Messrs. Jose Francisco Rubio, Jose Filemon Cervantes Soto and Iram Cervantes Soto, under oath of stating the truth, that;

1.  He is a Mexican citizen, of age, in complete use of his physical and mental faculties reason by which he enjoys the full capacity to subscribe this present agreement:

2.  That he enjoys the necessary capacity to represent Messrs. Jose Francisco Rubio, Jose Filemon Cervantes Soto and Iram Cervantes Soto, as evinced in the previous documentation in relation to the BUSINESS, same that has not been limited, restrained, suspended or revoked to date;

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.

3.  That he is duly inscribed in the Federal Taxpayers Registry with fiscal certificate number CESH-620803-JCA and to be current in his income tax payments and other contributions that have corresponded to him;

4.  Whom he represents, likewise, are inscribed in the Federal Taxpayers Registry and to be current in their income tax payments and other contributions that have corresponded to them;

5.  That he expressly accepts that the INITIAL PRICE must be reduced due to the PRICE REDUCTION, because the mining rights related to the mining concession of the "Pilar de Mocoribo" lot have ceased to be part of the OBJECT'S business per common agreement by the PARTIES;

6.   Likewise, he assumes the obligation of compensating the payment of the INITITAL PRICE in favor of the PURCHASER for the amount of the COMPENSATED PRICE and the PURCHASER will extend to him the corresponding fiscal voucher, and;

7.   Consequently, it is his free will to subscribe this present agreement in order to modify, for all legal purposes that might arise, some of the terms and conditions in the AGREEMENT, complying in full to the following clauses.

II.

The PURCHASER declares through the offices of its legal representative and  under oath of stating the truth, that;

1.   It is a Mexican mercantile society, duly established and in operation in agreement to the applicable and current legislation of the United States of Mexico, just as faith is given in Public Writ number 9,311, granted on the 9th August 1995 before the testimony of Mr. Jose R. Miller Hermosillo, Public Notary number 2 for the Morelos Judicial District of the State of Chihuahua, instrument that is duly inscribed in the Public Registry of Commerce of said District under electronic mercantile folio number 21,164* 10;

2.   Its representative enjoys the powers, mandates and the sufficient and necessary faculties in order to subscribe this present agreement just as faith is given in Public Writ number 22,503 granted on the l2th June 2008 before testimony of Mrs. Elsa Ordonez Ordonez, Attorney at Law, applicant to the Office of Notary Public, and assigned to Public Notary number 28 of the Morelos Judicial District of the State of Chihuahua of which Mr. Felipe Colomo Castro, Attorney at Law, is Title Holder, and instrument which is duly inscribed in the Public Registry of Commerce of said District under electronic mercantile folio number 21,614* 10, and same that to date have not been limited, restrained, suspended or revoked;

3. To be duly inscribed in the Federal Taxpayers Registry under Fiscal Identity Certificate number CAM-950810-K77, and to be current in his income tax payments and other contributions that might have corresponded to him;

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.

4. That he expressly accepts that the INITIAL PRICE must be reduced as derived from the PRICE REDUCTION, because the mining rights related to the concession on lot named "Pilar de Mocoribo" have ceased to be part of the OBJECT'S business per common agreement between the PARTIES.

5.   Likewise, he confirms having accepted to compensate against the payment obligation of the INITIAL PRICE, in his own favor, the amount of the COMPENSATED PRICE, and,

6.   I t is the free will of its Administration Board to subscribe this present agreement in order to modify, for all legal purposes that might arise, some of the terms and conditions of the AGREEMENT, complying in full to the following clauses.

III..

Both PARTIES declare, per their own right and through the offices of their respective legal representatives, under oath of stating the truth, that they acknowledge the personality of their counterparts, and that they appear to the subscription of this present agreement in good faith, being free on deceit, ill faith, error, harm, violence or any vitiation in their consent, with the purpose of committing themselves to the following:

CLAUSES

FIRST. MODIFICATION: PARTIES expressly agree that in effect as of the date of this present instrument the clauses indicated in the AGREEMENT be modified in order to state as follows:

"FIRST. ADVANCED TERMINATION: For all legal purposes that might arise, and because it so convenes to the interests of both, by virtue of the subscription of this instrument, PARTIES expressly agree in terminating in advance, as of this same date, the mercantile relationship they held up to date regarding the object of the CONTRACT, of the AGREEMENT and of the SECOND AGREEMENT complying in full with the following terms and conditions:

1.

Both PARTIES accept and recognize having previously agreed as price to be paid for the transfer of the mining rights derived from the concessions object of the CONTRACT, of the AGREEMENT and of the SECOND  AGREEMENT the amount of $800, 000. 00 Dollars (Eight hundred thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $920,000.00 Dollars 00/100) Nine hundred and twenty thousand Dollars in United States currency);

2.

The SELLER recognizes having accepted the obligation of restituting in favor of the PURCHASER as derived from the judicial business terminated as of date regarding the project celebrated with Minas de Topago, S. A. de C. V:, through the

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.

offices of its legal representative, Mr. Miguel Angel Cervantes Soto and related to the mining concessions covering the rights derived from the mining lots "La Colmena" (title 181,965) "La Millonaria" (title 196,120, "Cuitlanuac" (title 191,845 and "La Mexicana " (title 211,981), the amount of $586,000.00 Dollars (Five hundred and eighty six thousand Dollars 00/100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $673,900.00 Dollars (Six hundred seventy three thousand and nine hundred Dollars 00/100 in United States currency), and that the PURCHASER has decided to apply to the price to be paid for the transfer of the mining rights derived from the concessions object of the CONTRACT, of the AGREEMENT and of the SECOND AGREEMENT the collection rights corresponding to the amount of $388,043.48 Dollars (Three hundred eighty eight thousand and forty three Dollars 481100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $446,250.00 Dollars (Four hundred forty six thousand and two hundred and fifty Dollars 00/100 in United States currency), compensation that the SELLER accepts with the purpose of it being applied to the payment of the described price;

3.

In addition to the described reduction in the foregoing paragraph, PARTIES have agreed that of the total price described in the previous numeral 1, the amount Of $60,869.57 Dollars (Sixty thousand eight hundred and sixty nine 571100 Dollars in United States Dollars), plus the corresponding Added Value Tax, that is, a sum total of  $70,000.00 Dollars (Seventy thousand Dollars 00/100 in United States currency) be discounted because the mining rights derived from the mining concession of lot named "Pilar de Mocoribo ", identified under title number 220,115 on a surface of 50,0000 Hectares (Fifty Hectares) and located in the Municipality of Choix, State of Sinaloa, has ceased to be part of the business’  object agreed on initially by the PARTIES and because it so convenes to the interests of both.

4.

The SELLER recognizes and accepts having received as concept of payment for the transfer of the rights derived from the concessions object of the CONTRACT, of the AGREEMENT and of the SECOND AGREEMENT, the balance of the agreed price, that is, the amount of $351,086 95 Dollars (Three hundred fifty one thousand and eighty six Dollars 981100 in United States currency), plus the corresponding Added Value Tax, that is, a sum total of $403,749.99 Dollars (Four hundred and three thousand seven hundred and forty nine 99/100 Dollars inUnited States currency), and reason by which as of this moment he renounces to claim in the future any amount for such a concept, this present instrument constituting the broadest receipt that might proceed by law in order to justify such payment, and;

5.

By virtue of the subscription of this agreement, and complying to the disposition of the previous numeral 3, the PURCHASER cedes in favor of the SELLER, onerously, in total and definitely, 100% (one hundred per cent) of the mining rights derived from the mining concession of lot named "Pilar de Mocoribo ", identified under title 220,115, on a surface of 50, 0000 Hectares (Fifty Hectares) and located In the Municipality of Choix, State of Sinaloa, same that were ceded in favor of the PURCHASER by virtue of the CONTRACT and that to date constituted the specific guarantee regarding the pending payment obligations ".

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.

.

SECOND. SUBSISTENCE OF THE AGREEMENT: PARTIES expressly agree that the modifications agreed on in the foregoing Clause will in no way affect the validity, terms, conditions and execution of the remaining clauses of the AGREEMENT.

THIRD. CONFIDENTIALITY: PARTIES expressly commit themselves to keep in a confidential manner the totality of past, present and future information related to this present instrument, and extending same obligation to whomever, individual or corporate entity, it may be disclosed to.

The PARTY recipient of confidential information must limit the access to it to its representatives or employees who, under a justified and reasonable cause, should come to request access to such information. Under such an assumption, PARTIES must oblige these persons to the obligations of confidentiality.

For purposes of this Clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY prior to the subscription of this agreement; 2. Information that to date or in the future be considered as public domain, if and ever it did not stem from an incompliance by any of the PARTIES to the stipulations of this clause, or; 3. Information that must be disclosed to in agreement to law through an administrative or judicial mandate by competent authorities, including those concerning the principal of transparency within the stock market media, both in the United States of Mexico as well as abroad.

In case of a non compliance, PARTIES reserve to themselves the right to take action that per law correspond to them, either administrative or judicial, in order to claim indemnity for harms and damages, as well as to promote any corresponding sanction.

FOURTH. ADDRESSES AND TELEPHONE CONTACTS: PARTIES agree that anything referring to the execution and compliance to the terms and conditions of this present instrument, as well as to notify and communicate anything in relation with same, state their addresses and contact telephones to be:

ASSIGNER

ASSIGNEE

Av. Independencia 2812

Calle California 5101-206

Col. Santa Rosa, C. P. 31050

Col. Haciendas de Santa Fe

Ciudad de Chihuahua, Chih.

Ciudad de Chihuahua, Chih.

Phone: 0 1 -614-415-1971

Phone: 0 1 -614-200-8481

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.

In case of a change in address, PARTIES agree in notifying their counterparts of such an event at least 5 (five) natural days prior to the date in which the change of address takes place. Not complying to the obligation herein described will imply that notices or communications delivered at the previous address of the PARTY that changed address, will bear all legal effects in favor of the PARTY that was not notified in all opportunity, as of the date of delivery and for as long the non compliance subsists.

FIFTH. CONTACT PERSONS: PARTIES agree that the totality of notifications, announcements or communications necessary to surrender to their counterparts as derived from the terms and conditions of this present instrument must be addressed indistinctly to the following persons:

ASSIGNER

ASSIGNEE

        Hector Manuel Cervantes Soto

       Ramiro Trevizo Gonzalez

       Agustin Ceron Guedea

       Ramiro Trevizo Ledezma

In case it be the will of the PARTIES to change the Contact Persons, PARTIES agree in notifying their counterpart of such a circumstance at least 5 (five) natural days prior to the date in which other persons will be nominated. Not complying to the obligation described herein will imply that any announcements, notification or communications sent and delivered to the name of the previous addressees belonging to the PARTY that made the change, will bear all legal effects in favor of the PARTY that was not notified in all opportunity, as of the date of delivery and for as long the non compliance subsists.

SIXTH. TOTALITY OF CONTRACT: PARTIES accept that this present agreement, including the CONTRACT as well as it Annex as an integral part of same, contain the totality of the agreements between them regarding the object, and leaving without effect as well as canceling the whole of agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them either in writing or verbal.

SEVENTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in conformity with the applicable and current legal disposition in the United States of Mexico among which are the Mining Law, the Code of Commerce and the Federal Civil Code.

EIGHTH. JURISDICTION: PARTIES expressly agree to submit any controversy arising regarding the interpretation and execution of this present agreement before jurisdiction of the competent Courts of Law of the Morelos Judicial District in the City of Chihuahua, and thus, renouncing as of this moment to any other privileges that might correspond to them by reason of their current or future domiciles, or by any other circumstance.

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.

BOTH PARTIES IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT; THEY SUBSCRIBE IT BEING TOGETHER IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAUA, ON THE SECOND DAY OF THE MONTH OF JUNE OF THE YEAR TWO THOUSAND AND NINE.

           ASSIGNER

 ASSIGNEE

Signature                                                          Signature

Hector Manuel Cervantes Soto                               Corporacion Amermin, S. A. de C.V.

Per his own right and representing                              Represented in this act by:

Jose Francisco Rubio                                                  Ramiro Trevizo Gonzalez

Jose Filemon Cervantes Soto, and

Iram Cervantes Soto

Modifying agreement subscribed between Mr. Hector Manuel Cervantes Soto, Jose Filemon Rubio, Jose Filemon

Cervantes Soto and Iram Cervantes Soto on one hand and Corporacion Amermin, S. A. de C. V, on the other, on the 2nd June 2009.